                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                                NOVEMBER 1, 2001


                         WESTPORT RESOURCES CORPORATION
               (Exact Name of Registrant as Specified in Charter)


                NEVADA                                 001-14256                             13-3869719
     (State or Other Jurisdiction                     (Commission                           (IRS Employer
           of Incorporation)                         File Number)                        Identification No.)


                             410 SEVENTEENTH STREET
                                   SUITE 2300
                             DENVER, COLORADO 80202
              (Address and Zip Code of Principal Executive Offices)


                                 (303) 573-5404
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

         On November 1, 2001, Westport Resources Corporation, a Nevada corporation (the "Company"), issued a press release announcing that it will release its third quarter earnings on Tuesday, November 6, 2001. The Company will host a telephone conference on Wednesday, November 7th at 10 a.m. (EST) to discuss financial and operational results for the quarter ending September 30, 2001. The press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

                       EXHIBIT
                       NUMBER                       EXHIBIT

                         99.1 Press release dated November 1, 2001 entitled "Westport Resources Corporation to Announce Third Quarter Earnings."




                            [SIGNATURE PAGE FOLLOWS]

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   WESTPORT RESOURCES CORPORATION

Date: November 2, 2001             By:       /s/ Howard L. Boigon
                                      ------------------------------------------
                                      Name:  Howard L. Boigon
                                      Title: Vice President, General Counsel and
                                             Secretary

                                  EXHIBIT INDEX


                        EXHIBIT
                        NUMBER      DESCRIPTION
                        ------      -----------
                         99.1*      Press release dated November 1, 2001
                                    entitled "Westport Resources Corporation to
                                    Announce Third Quarter Earnings."


*Filed herewith.